Electronically Filed
7/11/2019 11:41 AM
Steven D. Grierson
CLERK OF THE COURT

CASE NO: A-19-798299-B
Department 13

0001
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of VDO-PH INTERNATIONAL, a Nevada Corporation, (Petition of Custodian Ventures, LLC),	CASE NO.: DEPT NO.: **HEARING REQUESTED** **MOTION FOR APPOINTMENT OF CUSTODIAN** **Exempt from Arbitration** **(Equitable Relief Requested)**

Pursuant to NRS 78.347 (1)(b), Petitioner CUSTODIAN VENTURES, LLC by and through its attorney, Peter L. Chasey, Esq., of Chasey Law Offices, hereby applies to this Court for an Order appointing Petitioner as Custodian of VDO-PH INTERNATIONAL, a Nevada Corporation. Petitioner's Application is made and based upon the following Memorandum of Points and Authorities, the Affidavit and Exhibits attached hereto, and any oral argument this Court may entertain at the hearing on this matter.

Dated this 11TH day of July, 2019.

CHASEY LAW OFFICES

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
(702) 233-0393
Attorney for Petitioner

MEMORANDUM OF POINTS AND AUTHORITIES

I.

INTRODUCTION

The officers and directors of VDO-PH INTERNATIONAL appear to have abandoned the business and have failed to dissolve, liquidate, or distribute the company's assets. As shareholder of VDO-PH INTERNATIONAL, pursuant to NRS 78.347(1)(b), Petitioner CUSTODIAN VENTURES, LLC applies to this Court for an Order appointing Petitioner as the Custodian of the Corporation for the purpose of reviving and/or reinstating VDO-PH INTERNATIONAL's corporate charter to do business and restoring value to the Corporation for the benefit of the stockholders and the Corporation itself.

II.

PETITIONER QUALIFIES FOR APPOINTMENT AS CUSTODIAN

Section 78.347 (1) of the Nevada Revised Statutes provides that:

> 1. Any Stockholder may apply to the district court to appoint one or more persons to be custodians of the corporation ... when:
>
> ...
>
> (b) The corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets in accordance with [Chapter 78 of the Nevada Revised Statutes].

A stockholder applying for custodianship under NRS 78.347 (1) must provide information regarding the Petitioner's former custodian activities. To that end, Petitioner's affidavit sets forth:

(a) a detailed list of all previous applications for custodianship,
(b) a detailed description of its previous custodianship activities,
(c) a description of the current status and operations of the corporations for which Petitioner previously served as custodian, and
(d) disclosure of all investigations, violations or convictions concerning Petitioner.

See NRS 78.347(2)(a-d) *and see* Declaration of David Lazar, Manager of Petitioner Custodian Ventures, LLC (attached as Exhibit 1 hereto).

As a prerequisite to appointment of a Custodian, Petitioner must make reasonable efforts to contact the officers and directors of the abandoned corporation to demand that they comply with Chapter 78 of the Nevada Revised Statutes. *See* NRS 78.347(2)(e) and NRS 78.347 (2)(f). To that end, Petitioner diligently investigated the company to identify all currently available contact information for the officers and directors of VDO-PH INTERNATIONAL. Attempts to contact the officers and directors were made via Certified U.S. Mail. The corporate officers and directors have failed to reinstate or revive VDO-PH INTERNATIONAL and have failed to give notice of the long overdue shareholders meeting. *See* Certified U.S. Mail (Exhibit 2); *compare with* Declaration, (Exhibit 1) *and* Nevada Secretary of State Information Sheet (Exhibit 3).

III.

EXPECTED ACTIVITY AS CUSTODIAN

Following appointment of a Custodian under Chapter 78, the Custodian has a number of duties to perform. Petitioner is ready, willing, and able to perform its duties as custodian:

1. Comply with NRS 78.180 or NRS 80.170.
2. Give notice to all shareholders of a shareholder meeting to be held within a reasonable time after a custodian has been appointed.
3. Report concerning action taken at the shareholder meeting.
4. Provide the Court with reports of its activities as custodian concerning the progress of the corporation.
5. File an amendment to the articles of incorporation disclosing any previous investigations, violations or convictions by the custodian, a statement indicating that reasonable attempts were made to contact the officers or directors of the corporation to request compliance with corporate formalities, a statement indicating that the custodian is in fact continuing the business and attempting to further the interests of the shareholders, and a statement that the custodian will reinstate or maintain the corporate charter.

See NRS 78.347 (3).

IV.

BACKGROUND OF VDO-PH INTERNATIONAL

VDO-PH INTERNATIONAL was incorporated in the state of Nevada on April 8, 2010. *See* Secretary of State Information Sheet (Exhibit 3). VDO-PH INTERNATIONAL is a public corporation with Two Hundred Million (200,000,000) shares authorized for issuance to stockholders. Petitioner is a stockholder of VDO-PH INTERNATIONAL. *See* E-Trade Confirmation Notice (Exhibit 4).

On April 30, 2014, the officers and directors of VDO-PH INTERNATIONAL failed to file an annual list of officers or pay annual fees to the Nevada Secretary of State. *See* Secretary of State Information Sheet (Exhibit 3). Since at least April 30, 2014, the officers and directors of VDO-PH INTERNATIONAL have failed to give notice of or hold a meeting of the shareholders.

V.

REQUEST FOR APPOINTMENT OF PETITIONER AS CUSTODIAN

The officers of VDO-PH INTERNATIONAL have failed to comply with Chapter 78 of the Nevada Revised Statutes and, as a result, the Nevada Secretary of State has revoked the company's corporate charter to do business. *See* Secretary of State Information Sheet (Exhibit 3). The officers have abandoned the company, their stockholders, and the business. *See* Declaration, (Exhibit 1); *see also* Demand Letters (Exhibit 2), and Secretary of State Information Page (Exhibit 3). VDO-PH INTERNATIONAL has been abandoned by its officers and, Petitioner, as a stockholder, is qualified to serve as Custodian to restore value to the business for the benefit of the stockholders and the corporation.

According to NRS 78.347 and the affidavit attached hereto in support of this application, Petitioner requests the Court issue an Order as follows:

1. That Petitioner CUSTODIAN VENTURES, LLC be appointed Custodian of VDO-PH INTERNATIONAL for the purpose of paying back fees owed to the State of Nevada, and appointing interim officers and directors to begin a positive direction for VDO-PH INTERNATIONAL.

2. That Petitioner, as Custodian, give notice of a meeting of the shareholders of VDO-PH INTERNATIONAL to be held subject to the terms and conditions hereinafter specified (the "Meeting"), for the purpose of electing a board of directors of VDO-PH INTERNATIONAL to serve until the next meeting of VDO-PH INTERNATIONAL's shareholders is held and the successors of the elected directors might be elected or appointed and qualified.

3. That the meeting of the shareholders be held at a location and at a time and date to be selected by Petitioner, which is not a weekend or a legal holiday, more than ten (10) days from the date on which the notice of meeting is mailed to the shareholders in a manner that is consistent with Nevada statutes and any orders as the Court might make and enter.

4. That the persons and entities entitled to receive notice of the shareholder meeting are the record owners of the stock certificates and the registered officers and directors of VDO-PH INTERNATIONAL as specified in the current shareholder list for VDO-PH INTERNATIONAL and that notice shall be mailed to the addresses as set forth therein.

5. That such shares of VDO-PH INTERNATIONAL as are owned by shareholders of record who are represented at the shareholder meeting, either in person or by a valid proxy, shall constitute a quorum for all purposes of the shareholders meeting, including but not limited to the election of officers and directors of VDO-PH INTERNATIONAL and shall otherwise be entitled to participate in the shareholder meeting and to vote in the election.

6. That Petitioner, as custodian, report back to this Court after the Meeting concerning the actions taken at the shareholders meeting.

7. That following such a shareholder meeting and election of directors, that the persons elected at the shareholder meeting shall be the officers and directors of VDO-PH INTERNATIONAL.

8. That Petitioner report back to this Court at intervals determined by the Court for so long as the custodianship is maintained or as long as this Court deems necessary.

For the Court's consideration, Petitioner submits a Proposed Order Appointing Petitioner as Custodian of VDO-PH INTERNATIONAL in compliance with NRS 78.347. *See* Proposed Order Appointing Custodian (Exhibit 5).

///

///

VI.

CONCLUSION

Based on the foregoing, Petitioner CUSTODIAN VENTURES, LLC applies to this Court for appointment as custodian of VDO-PH INTERNATIONAL.

Dated this 11TH day of July, 2019.

CHASEY LAW OFFICES

____
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
(702) 233-0393
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

EXHIBIT 1

DECLARATION IN SUPPORT OF MOTION FOR APPOINTMENT OF CUSTODIAN FOR VDO-PH INTERNATIONAL

COUNTY OF NASSAU)
) ss:
STATE OF NEW YORK)

I, David Lazar, the manager of Custodian Ventures, LLC (hereinafter "Petitioner") hereby swear and declare the following:

1. Petitioner is a stockholder in **VDO-PH International**, a Nevada Corporation (hereinafter **"VDPH"**). The officers and directors of **VDPH** appear to have abandoned the business, the corporation, and its shareholders and **VDPH**'s corporate charter has been revoked by the Nevada Secretary of State.

2. Petitioner has previously applied for custodianship of 32 Nevada corporations.

3. On December 27, 2017, Petitioner applied for appointment as custodian of **Rarus Technologies, Inc. ("RARS")**. On January 29, 2018, the Eighth Judicial District Court of Clark County, Nevada ("EJDC") appointed Petitioner as custodian of **RARS**. On January 31, 2018, Petitioner reinstated **RARS** with the Nevada Secretary of State. On March 14, 2018, Petitioner held a properly noticed shareholders meeting, and on May 2, 2018, the EJDC granted Petitioner's Motion to Terminate Custodianship.

4. On February 2, 2018, Petitioner applied for appointment as custodian of **DRS, Inc. ("DRSX")**. On March 6, 2018, the Eighth Judicial District Court appointed Petitioner as custodian of **DRSX**; Petitioner reinstated **DRSX** with the Nevada Secretary of State the same day. On July 19, 2018, the EJDC granted Petitioner's Motion to Terminate Custodian.

///

5. On March 6, 2018, Petitioner applied for appointment as custodian of **Energenx, Inc. ("EENX")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed April 10, 2018. Petitioner reinstated **EENX** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on January 22, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

6. On March 7, 2018, Petitioner applied for appointment as custodian of **One World Ventures, Inc. ("OWVI")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed April 24, 2018. Petitioner reinstated **OWVI** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on September 6, 2018, the EJDC granted Petitioner's Motion to Terminate Custodianship.

7. On April 4, 2018, Petitioner applied for appointment as custodian of **Shentang International, Inc. ("SHNL")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed May 11, 2018. Petitioner reinstated **SHNL** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on September 11, 2018, the EJDC granted Petitioner's Motion to Terminate Custodianship.

8. On April 4, 2018, Petitioner applied for appointment as custodian of **Zhongchai Machinery, Inc. ("EQPI")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed May 17, 2018. Petitioner reinstated **EQPI** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on September 11, 2018, the EJDC granted Petitioner's Motion to Terminate Custodianship.

9. On April 4, 2018, Petitioner applied for appointment as custodian of **Melt Inc. ("MLTC")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing

Custodian was filed June 27, 2018. Petitioner reinstated **MLTC** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on October 10, 2018, the EJDC granted Petitioner's Motion to Terminate Custodianship.

10. On August 27, 2018, Petitioner applied for appointment as custodian of **Beeston Enterprises Ltd. ("BESE")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed October 5, 2018. Petitioner reinstated **BESE** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on November 27, 2018, the EJDC granted Petitioner's Motion to Terminate Custodianship.

11. On August 28, 2018, Petitioner applied for appointment as custodian of **Cheetah Oil & Gas Ltd. ("COGH")**. On November 6, 2018, the Eighth Judicial District Court appointed Petitioner as custodian of **COGH**. Prior to applying for appointment as custodian, Petitioner sent demand letters to corporate management; they never responded. Corporate management did, however, reinstate the corporation with the Nevada Secretary of State, and this reinstatement was not discovered until shortly after this Court appointed Petitioner as custodian. On January 8, 2019, the EJDC granted Petitioner's Motion to Terminate the Custodianship for **COGH**.

12. On August 30, 2018, Petitioner applied for appointment as custodian of **HBP Energy Corp. ("HBPE")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was entered on October 5, 2018. Petitioner reinstated **HBPE** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on January 29, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

///

///

13. On August 30, 2018, Petitioner applied for appointment as custodian of **World Wind Holding Group, Inc. ("SSYR")**. On September 17, 2018, Petitioner voluntarily dismissed that application due to the SEC's suspension of **SSYR**.

14. On September 10, 2018, Petitioner applied for appointment as custodian of **Nimtech Corp. ("NMTT")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed October 18, 2018. Petitioner reinstated **NMTT** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on January 22, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

15. On September 13, 2018, Petitioner applied for appointment as custodian of **Star Resorts Development Inc. ("SRDP")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed October 8, 2018. Petitioner reinstated **SRDP** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on September 12, 2018, the EJDC granted Petitioner's Motion to Terminate Custodianship.

16. On September 13, 2018, Petitioner applied for appointment as custodian of **Sympowerco Corporation ("SYMW")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed October 17, 2018. Petitioner reinstated **SYMW** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on January 15, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

17. On October 2, 2018, Petitioner applied for appointment as custodian of **Luxshmi Investments, Inc. ("LUXI")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed November 13, 2018. Petitioner reinstated **LUXI** with the Nevada

Secretary of State, held a properly noticed shareholders meeting, and on March 5, 2019, the EDJC granted Petitioner's Motion to Terminate Custodianship.

18. On October 5, 2018, Petitioner applied for appointment as custodian of **Pei Worldwide Holdings, Inc. ("PEIW").** Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed November 26, 2018. Petitioner reinstated **PEIW** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on March 8, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

19. On October 5, 2018, Petitioner applied for appointment as custodian of **Tian'an Pharmaceutical Co., Ltd. ("TNPH")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed November 7, 2018. Petitioner reinstated **TNPH** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on February 12, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

20. On January 8, 2019, Petitioner applied for appointment as custodian on **CardXX, Inc. ("CXCQ").** Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed February 12, 2019. Petitioner reinstated **CXCQ** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on May 29, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

21. On January 8, 2019, Petitioner applied for appointment as custodian on **Gulf West Investment Properties, Inc. ("GLFW").** Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed February 26, 2019. Petitioner reinstated **GLFW** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on June 11, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

22. On January 9, 2019, Petitioner applied for appointment as custodian on **Trinity Capital Partners, Inc. ("TCPP")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed February 28, 2019. Petitioner reinstated **TCPP** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on June 25, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

23. On January 9, 2019, Petitioner applied for appointment as custodian on **Scimedent Health, Corp. ("TRDX")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed February 11, 2019. Petitioner reinstated **TRDX** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on May 16, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

24. On January 11, 2019, Petitioner applied for appointment as custodian on **Nevtah Capital Management Corporation ("NTAH")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed March 19, 2019. Petitioner reinstated **NTAH** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on June 13, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

25. On January 11, 2019, Petitioner applied for appointment as custodian on **Electron Solar Energy ("ESRG")**. Petitioner's application was granted, and the Notice of Entry of Order Appointing Custodian was filed March 19, 2019. Petitioner reinstated **ESRG** with the Nevada Secretary of State, and held a properly noticed shareholders meeting, the hearing on Petitioner's Motion to Terminate Custodianship is scheduled for July 16, 2019.

26. On January 14, 2019, Petitioner applied for appointment as custodian on **Global Entertainment Corp. ("GNTP")**. Petitioner's application was granted, the Notice of Entry of Order

Appointing Custodian was filed March 5, 2019. Petitioner reinstated **GNTP** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on June 12, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

27. On January 14, 2019, Petitioner applied for appointment as custodian on **National Asset Recovery Corp. ("REPO")**. Petitioner's application was granted, the Notice of Entry of Order Appointing Custodian was filed March 6, 2019. Petitioner reinstated **REPO** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on May 15, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

28. On January 15, 2019, Petitioner applied for appointment as custodian on **Empire Oil Refineries Corp. ("EORZ")**. Petitioner's application was granted, the Notice of Entry of Order Appointing Custodian was filed February 25, 2019. Petitioner reinstated **EORZ** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on May 13, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

29. On January 16, 2019, Petitioner applied for appointment as custodian on **International Display Advertising, Inc. ("IDAD")**. Petitioner's application was granted, the Notice of Entry of Order Appointing Custodian was filed April 1, 2019. Petitioner reinstated **IDAD** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on July 8, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

30. On January 16, 2019, Petitioner applied for appointment as custodian on **Fountain Healthy Aging, Inc. ("FHAI")**. Petitioner's application was granted, the Notice of Entry of Order Appointing Custodian was filed April 1, 2019. Petitioner reinstated **FHAI** with the Nevada Secretary

of State, held a properly noticed shareholders meeting, and on June 17, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

31. On January 17, 2019, Petitioner applied for appointment as custodian on **Hi-Great Group Holding Company ("HIGR")**. Petitioner's application was granted, the Notice of Entry of Order Appointing Custodian was filed March 8, 2019. Petitioner reinstated **HIGR** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on June 5, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

32. On February 21, 2019, Petitioner applied for appointment as custodian on **Mediashift, Inc. ("MSHFQ")**. Petitioner's application was granted, the Notice of Entry of Order Appointing Custodian was filed on April 24, 2019. Petitioner reinstated **MSHFQ** with the Nevada Secretary of State, and held a properly noticed shareholders meeting, the hearing on Petitioner's Motion to Terminate Custodianship is scheduled for August 8, 2019.

33. On February 21, 2019, Petitioner applied for appointment as custodian on **Xenonics Holdings, Inc. ("XNNHQ")**. Petitioner's application was granted, the Notice of Entry of Order Appointing Custodian was filed April 10, 2019. Petitioner reinstated **XNNHQ** with the Nevada Secretary of State, held a properly noticed shareholders meeting, and on July 3, 2019, the EJDC granted Petitioner's Motion to Terminate Custodianship.

34. On April 2, 2019, Petitioner applied for appointment as custodian on **Cereplast, Inc. ("CERPQ")**. Petitioner's application was granted and Notice of Entry of Order Appointing Petitioner as Custodian of **CERPQ** was filed May 28, 2019. Petitioner's custodian activities are in progress.

35. Concurrent with the petition to appoint a custodian for **VDPH**, Petitioner also intends to Petition the EJDC for the appointment of a custodian for ten (10) other abandoned Nevada Corporations.

36. **VDPH's** officers and directors have abandoned its business, failed to comply with Chapter 78 of the Nevada Revised Statutes, and failed to maintain the corporate charter with the Nevada Secretary of State.

37. Petitioner has made reasonable efforts to contact **VDPH's** officers and directors requesting compliance with Chapter 78 of the Nevada Revised Statutes. Petitioner reviewed **VDPH's** information listed with the Nevada Secretary of State at nvsos.gov, and searched for contact information in other on-line resources. Petitioner's due diligence resulted in eight (8) different potential addresses for **VDPH**. On June 20, 2019, Petitioner sent demands for compliance by Registered Certified Mail, Return Receipt Requested to the eight (8) mailing addresses, but the **VDPH** officers and directors have failed or refused to respond or take any action to reinstate **VDPH**. Petitioner found numerous telephone numbers, none of which seem to be the correct number for **VDPH**.

38. Neither Petitioner nor any of Petitioner's affiliates or subsidiaries have been the subject of any criminal, administrative, or civil investigations, violations, or convictions by the National Association of Securities Dealers, Inc., or the Securities and Exchange Commission.

39. Petitioner Custodian Ventures, LLC is qualified, ready, and able to serve as custodian for **VDPH** and believes the corporation can be restored for the benefit of **VDPH** and its shareholders.

///

///

40. Pursuant to NRS 53.045, I declare under penalty of perjury under the laws of the State of Nevada that the foregoing is true and correct.

Dated this 10 day of July, 2019.

David Lazar

David Lazar, Manager
Custodian Ventures, LLC

EXHIBIT 2

PETER L. CHASEY, ESQ.
3295 N. FORT APACHE RD., STE. 110
LAS VEGAS, NEVADA 89129
TEL. (702) 233-0393
FAX (702) 233-2107
PETER@CHASEYLAW.COM

CHASEY LAW OFFICES

June 19, 2019

VIA CERTIFIED U.S. MAIL

Officers and Directors
VDO-PH International
P.O. Box 778267
Henderson, NV 89120

Re: Shareholder's Demand for Compliance with Nevada Law

Dear Officers and Directors of VDO-PH International:

As counsel for Custodian Ventures, LLC, a stockholder in VDO-PH International, a Nevada Corporation, I have been directed to request that you, as the officers and directors currently listed with the Nevada Secretary of State, promptly bring VDO-PH International into compliance with Nevada law.

First, VDO-PH International, Inc. has not filed the necessary documents or paid the necessary filing fees with the Nevada Secretary of State. As a result, VDO-PH International's corporate entity and charter to do business have been revoked. Please promptly file all necessary documents and pay the filing fees due to the Nevada Secretary of State to prevent the shareholders of VDO-PH International from losing the value of their interests in VDO-PH International.

Second, VDO-PH International has not held the required annual meeting of shareholders for several years. As a result, my client and the other shareholders have been improperly excluded from the administration of the business and the election of officers and directors. Please promptly notice and hold an annual meeting of the shareholders as required by Nevada law.

If you do not promptly remedy the foregoing problems, then we will take your failure to act as confirmation that you, the officers and directors of VDO-PH International have abandoned VDO-PH International and we will take action to remedy this situation and restore value to VDO-PH International pursuant to NRS 78.347.

Very Truly Yours,

Peter L. Chasey, Esq.

cc: David Lazar, Manager
Custodian Ventures, LLC (via email only)

SENDER: COMPLETE THIS SECTION

- Complete items 1, 2, and 3.
- Print your name and address on the reverse so that we can return the card to you.
- Attach this card to the back of the mailpiece, or on the front if space permits.

1. Article Addressed to:

Officers and Directors
VDO-PH International
P.O. Box 778267
Henderson, NV 89120

9590 9402 4595 8278 6680 13

2. Article Number (Transfer from service label)
7018 1830 0000 2223 4627

COMPLETE THIS SECTION ON DELIVERY

A. Signature
X
☐ Agent
☐ Addressee

B. Received by (Printed Name)

C. Date of Delivery
6/26/19

D. Is delivery address different from item 1? ☐ Yes
If YES, enter delivery address below: ☐ No

3. Service Type
☐ Adult Signature
☐ Adult Signature Restricted Delivery
☑ Certified Mail®
☐ Certified Mail Restricted Delivery
☐ Collect on Delivery
☐ Collect on Delivery Restricted Delivery
☐ ...ail
...ail Restricted Delivery
(over $500)
☐ Priority Mail Express®
☐ Registered Mail™
☐ Registered Mail Restricted Delivery
☑ Return Receipt for Merchandise
☐ Signature Confirmation™
☐ Signature Confirmation Restricted Delivery

PS Form 3811, July 2015 PSN 7530-02-000-9053

Domestic Return Receipt

Peter L. Chasey, Esq.
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, Nevada 89129
Tel. (702) 233-0393
Fax (702) 233-2107
peter@chaseylaw.com

CHASEY LAW OFFICES

June 19, 2019

VIA CERTIFIED U.S. MAIL

Officers and Directors
VDO-PH International
5462 NE 284th Street
Turney, MO 64493

Re: Shareholder's Demand for Compliance with Nevada Law

Dear Officers and Directors of VDO-PH International:

As counsel for Custodian Ventures, LLC, a stockholder in VDO-PH International, a Nevada Corporation, I have been directed to request that you, as the officers and directors currently listed with the Nevada Secretary of State, promptly bring VDO-PH International into compliance with Nevada law.

First, VDO-PH International, Inc. has not filed the necessary documents or paid the necessary filing fees with the Nevada Secretary of State. As a result, VDO-PH International's corporate entity and charter to do business have been revoked. Please promptly file all necessary documents and pay the filing fees due to the Nevada Secretary of State to prevent the shareholders of VDO-PH International from losing the value of their interests in VDO-PH International.

Second, VDO-PH International has not held the required annual meeting of shareholders for several years. As a result, my client and the other shareholders have been improperly excluded from the administration of the business and the election of officers and directors. Please promptly notice and hold an annual meeting of the shareholders as required by Nevada law.

If you do not promptly remedy the foregoing problems, then we will take your failure to act as confirmation that you, the officers and directors of VDO-PH International have abandoned VDO-PH International and we will take action to remedy this situation and restore value to VDO-PH International pursuant to NRS 78.347.

Very Truly Yours,

Peter L. Chasey, Esq.

cc: David Lazar, Manager
Custodian Ventures, LLC (via email only)

SENDER: *COMPLETE THIS SECTION*

- Complete items 1, 2, and 3.
- Print your name and address on the reverse so that we can return the card to you.
- Attach this card to the back of the mailpiece, or on the front if space permits.

1. Article Addressed to:

Officers and Directors
VDO-PH International
5462 NE 284th Street
Turney, MO 64493

9590 9402 4595 8278 6679 48

2. Article Number (Transfer from service label)

7018 1830 0000 2223 4689

COMPLETE THIS SECTION ON DELIVERY

A. Signature
X [signature] ☐ Agent ☐ Addressee

B. Received by (*Printed Name*) | C. Date of Delivery

D. Is delivery address different from item 1? ☐ Yes
If YES, enter delivery address below: ☐ No

3. Service Type
- ☐ Adult Signature
- ☐ Adult Signature Restricted Delivery
- ☑ Certified Mail®
- ☐ Certified Mail Restricted Delivery
- ☐ Collect on Delivery
- ☐ Collect on Delivery Restricted Delivery
- ☐ Insured Mail
- ☐ Insured Mail Restricted Delivery (over $500)
- ☐ Priority Mail Express®
- ☐ Registered Mail™
- ☐ Registered Mail Restricted Delivery
- ☑ Return Receipt for Merchandise
- ☐ Signature Confirmation™
- ☐ Signature Confirmation Restricted Delivery

PETER L. CHASEY, ESQ.
3295 N. FORT APACHE RD., STE. 110
LAS VEGAS, NEVADA 89129
TEL. (702) 233-0393
FAX (702) 233-2107
PETER@CHASEYLAW.COM

CHASEY LAW OFFICES

June 19, 2019

VIA CERTIFIED U.S. MAIL

Officers and Directors
VDO-PH International
308 Tuggle Lane
Ridgeville, SC 29472

Re: Shareholder's Demand for Compliance with Nevada Law

Dear Officers and Directors of VDO-PH International:

As counsel for Custodian Ventures, LLC, a stockholder in VDO-PH International, a Nevada Corporation, I have been directed to request that you, as the officers and directors currently listed with the Nevada Secretary of State, promptly bring VDO-PH International into compliance with Nevada law.

First, VDO-PH International, Inc. has not filed the necessary documents or paid the necessary filing fees with the Nevada Secretary of State. As a result, VDO-PH International's corporate entity and charter to do business have been revoked. Please promptly file all necessary documents and pay the filing fees due to the Nevada Secretary of State to prevent the shareholders of VDO-PH International from losing the value of their interests in VDO-PH International.

Second, VDO-PH International has not held the required annual meeting of shareholders for several years. As a result, my client and the other shareholders have been improperly excluded from the administration of the business and the election of officers and directors. Please promptly notice and hold an annual meeting of the shareholders as required by Nevada law.

If you do not promptly remedy the foregoing problems, then we will take your failure to act as confirmation that you, the officers and directors of VDO-PH International have abandoned VDO-PH International and we will take action to remedy this situation and restore value to VDO-PH International pursuant to NRS 78.347.

Very Truly Yours,

Peter L. Chasey, Esq.

cc: David Lazar, Manager
Custodian Ventures, LLC (via email only)

SENDER: *COMPLETE THIS SECTION*

- Complete items 1, 2, and 3.
- Print your name and address on the reverse so that we can return the card to you.
- Attach this card to the back of the mailpiece, or on the front if space permits.

1. Article Addressed to:

Officers and Directors
VDO-PH International
308 Tuggle Lane
Ridgeville, SC 29472

9590 9402 4595 8278 6679 86

2. Article Number (Transfer from service label)
7018 1830 0000 2223 4658

COMPLETE THIS SECTION ON DELIVERY

A. Signature
X [signature]
☒ Agent
☐ Addressee

B. Received by (Printed Name)
Matson Bryngelson

C. Date of Delivery
7-1-19

D. Is delivery address different from item 1? ☐ Yes
If YES, enter delivery address below: ☒ No

3. Service Type
☐ Adult Signature
☐ Adult Signature Restricted Delivery
☒ Certified Mail®
☐ Certified Mail Restricted Delivery
☐ Collect on Delivery
☐ Collect on Delivery Restricted Delivery
Mail
Mail Restricted Delivery
(over $500)
☐ Priority Mail Express®
☐ Registered Mail™
☐ Registered Mail Restricted Delivery
☒ Return Receipt for Merchandise
☐ Signature Confirmation
☐ Signature Confirmation Restricted Delivery

PS Form 3811, July 2015 PSN 7530-02-000-9053

Domestic Return Receipt

PETER L. CHASEY, ESQ.
3295 N. FORT APACHE RD., STE. 110
LAS VEGAS, NEVADA 89129
TEL. (702) 233-0393
FAX (702) 233-2107
PETER@CHASEYLAW.COM

CHASEY LAW OFFICES

June 19, 2019

VIA CERTIFIED U.S. MAIL

Officers and Directors
VDO-PH International
330 Tuggle Lane
Ridgeville, SC 29472

Re: Shareholder's Demand for Compliance with Nevada Law

Dear Officers and Directors of VDO-PH International:

As counsel for Custodian Ventures, LLC, a stockholder in VDO-PH International, a Nevada Corporation, I have been directed to request that you, as the officers and directors currently listed with the Nevada Secretary of State, promptly bring VDO-PH International into compliance with Nevada law.

First, VDO-PH International, Inc. has not filed the necessary documents or paid the necessary filing fees with the Nevada Secretary of State. As a result, VDO-PH International's corporate entity and charter to do business have been revoked. Please promptly file all necessary documents and pay the filing fees due to the Nevada Secretary of State to prevent the shareholders of VDO-PH International from losing the value of their interests in VDO-PH International.

Second, VDO-PH International has not held the required annual meeting of shareholders for several years. As a result, my client and the other shareholders have been improperly excluded from the administration of the business and the election of officers and directors. Please promptly notice and hold an annual meeting of the shareholders as required by Nevada law.

If you do not promptly remedy the foregoing problems, then we will take your failure to act as confirmation that you, the officers and directors of VDO-PH International have abandoned VDO-PH International and we will take action to remedy this situation and restore value to VDO-PH International pursuant to NRS 78.347.

Very Truly Yours,

Peter L. Chasey, Esq.

cc: David Lazar, Manager
Custodian Ventures, LLC (via email only)

SENDER: *COMPLETE THIS SECTION*

- Complete items 1, 2, and 3.
- Print your name and address on the reverse so that we can return the card to you.
- Attach this card to the back of the mailpiece, or on the front if space permits.

1. Article Addressed to:

Officers and Directors
VDO-PH International
330 Tuggle Lane
Ridgeville, SC 29472

9590 9402 4595 8278 6679 62

2. Article Number (*Transfer from service label*)

7018 1830 0000 2223 4665

COMPLETE THIS SECTION ON DELIVERY

A. Signature
X [signature] ☒ Agent ☐ Addressee

B. Received by (*Printed Name*) Terry Clark

C. Date of Delivery 7-5-19

D. Is delivery address different from item 1? ☐ Yes
If YES, enter delivery address below: ☒ No

3. Service Type

☐ Adult Signature
☐ Adult Signature Restricted Delivery
☒ Certified Mail®
☐ Certified Mail Restricted Delivery
☐ Collect on Delivery
☐ Collect on Delivery Restricted Delivery
Mail
Mail Restricted Delivery
(over $500)
☐ Priority Mail Express®
☐ Registered Mail™
☐ Registered Mail Restricted Delivery
☒ Return Receipt for Merchandise
☐ Signature Confirmation™
☐ Signature Confirmation Restricted Delivery

PS Form 3811, July 2015 PSN 7530-02-000-9053

Domestic Return Receipt

Peter L. Chasey, Esq.
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, Nevada 89129
Tel. (702) 233-0393
Fax (702) 233-2107
peter@chaseylaw.com

CHASEY LAW OFFICES

June 19, 2019

VIA CERTIFIED U.S. MAIL

Officers and Directors
VDO-PH International
9424 NW Viewcrest Street
Kansas City, MO 64155

Re: Shareholder's Demand for Compliance with Nevada Law

Dear Officers and Directors of VDO-PH International:

As counsel for Custodian Ventures, LLC, a stockholder in VDO-PH International, a Nevada Corporation, I have been directed to request that you, as the officers and directors currently listed with the Nevada Secretary of State, promptly bring VDO-PH International into compliance with Nevada law.

First, VDO-PH International, Inc. has not filed the necessary documents or paid the necessary filing fees with the Nevada Secretary of State. As a result, VDO-PH International's corporate entity and charter to do business have been revoked. Please promptly file all necessary documents and pay the filing fees due to the Nevada Secretary of State to prevent the shareholders of VDO-PH International from losing the value of their interests in VDO-PH International.

Second, VDO-PH International has not held the required annual meeting of shareholders for several years. As a result, my client and the other shareholders have been improperly excluded from the administration of the business and the election of officers and directors. Please promptly notice and hold an annual meeting of the shareholders as required by Nevada law.

If you do not promptly remedy the foregoing problems, then we will take your failure to act as confirmation that you, the officers and directors of VDO-PH International have abandoned VDO-PH International and we will take action to remedy this situation and restore value to VDO-PH International pursuant to NRS 78.347.

Very Truly Yours,

Peter L. Chasey, Esq.

cc: David Lazar, Manager
Custodian Ventures, LLC (via email only)

SENDER: COMPLETE THIS SECTION

- Complete items 1, 2, and 3.
- Print your name and address on the reverse so that we can return the card to you.
- Attach this card to the back of the mailpiece, or on the front if space permits.

1. Article Addressed to:

Officers and Directors
VDO-PH International
9424 NW Viewcrest Street
Kansas City, MO 64155

9590 9402 4595 8278 6679 79

2. Article Number (Transfer from service label)

7018 1830 0000 2223 4672

COMPLETE THIS SECTION ON DELIVERY

A. Signature

X [signature] ☐ Agent ☑ Addressee

B. Received by (Printed Name) C. Date of Delivery 6/25/19

D. Is delivery address different from item 1? ☐ Yes
If YES, enter delivery address below: ☐ No

3. Service Type

- ☐ Adult Signature
- ☐ Adult Signature Restricted Delivery
- ☑ Certified Mail®
- ☐ Certified Mail Restricted Delivery
- ☐ Collect on Delivery
- ☐ Collect on Delivery Restricted Delivery
- Mail
- Mail Restricted Delivery
- (over $500)
- ☐ Priority Mail Express®
- ☐ Registered Mail™
- ☐ Registered Mail Restricted Delivery
- ☑ Return Receipt for Merchandise
- ☐ Signature Confirmation™
- ☐ Signature Confirmation Restricted Delivery

PS Form 3811, July 2015 PSN 7530-02-000-9053 Domestic Return Receipt

Peter L. Chasey, Esq.
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, Nevada 89129
Tel. (702) 233-0393
Fax (702) 233-2107
peter@chaseylaw.com

CHASEY LAW OFFICES

June 19, 2019

VIA CERTIFIED U.S. MAIL

Officers and Directors
VDO-PH International
10175 Spencer Street, Suite 2026
Las Vegas, NV 89183

Re: Shareholder's Demand for Compliance with Nevada Law

Dear Officers and Directors of VDO-PH International:

As counsel for Custodian Ventures, LLC, a stockholder in VDO-PH International, a Nevada Corporation, I have been directed to request that you, as the officers and directors currently listed with the Nevada Secretary of State, promptly bring VDO-PH International into compliance with Nevada law.

First, VDO-PH International, Inc. has not filed the necessary documents or paid the necessary filing fees with the Nevada Secretary of State. As a result, VDO-PH International's corporate entity and charter to do business have been revoked. Please promptly file all necessary documents and pay the filing fees due to the Nevada Secretary of State to prevent the shareholders of VDO-PH International from losing the value of their interests in VDO-PH International.

Second, VDO-PH International has not held the required annual meeting of shareholders for several years. As a result, my client and the other shareholders have been improperly excluded from the administration of the business and the election of officers and directors. Please promptly notice and hold an annual meeting of the shareholders as required by Nevada law.

If you do not promptly remedy the foregoing problems, then we will take your failure to act as confirmation that you, the officers and directors of VDO-PH International have abandoned VDO-PH International and we will take action to remedy this situation and restore value to VDO-PH International pursuant to NRS 78.347.

Very Truly Yours,

Peter L. Chasey, Esq.

cc: David Lazar, Manager
Custodian Ventures, LLC (via email only)

Chasey Law Offices
3295 N. Fort Apache Road, Suite 110
Las Vegas, NV 89129

CERTIFIED MAIL®

7018 1830 0000 2223 4641

LAS VEGAS
NV 890
30 JUN 19
PM 5 L

US POSTAGE
$ 06.80
Mailed From 89129
06/18/2019
031A 0004169290

Wrong Address
Return to Sender

4/N
6-22

Officers and Directors
VDO-PH International
10175 Spencer St., Suite 2036
Las Vegas, NV 89

NIXIE 891 FE 1 0006/30/19

RETURN TO SENDER
ATTEMPTED - NOT KNOWN
UNABLE TO FORWARD

ANK BC: 89129020935 *0194-04898-30-35

89183-2880200

CHASEY LAW OFFICES

PETER L. CHASEY, ESQ.
3295 N. FORT APACHE RD., STE. 110
LAS VEGAS, NEVADA 89129
TEL. (702) 233-0393
FAX (702) 233-2107
PETER@CHASEYLAW.COM

June 19, 2019

VIA CERTIFIED U.S. MAIL

Officers and Directors
VDO-PH International
6565 Spencer Street, Suite 206
Las Vegas, NV 89119

Re: Shareholder's Demand for Compliance with Nevada Law

Dear Officers and Directors of VDO-PH International:

As counsel for Custodian Ventures, LLC, a stockholder in VDO-PH International, a Nevada Corporation, I have been directed to request that you, as the officers and directors currently listed with the Nevada Secretary of State, promptly bring VDO-PH International into compliance with Nevada law.

First, VDO-PH International, Inc. has not filed the necessary documents or paid the necessary filing fees with the Nevada Secretary of State. As a result, VDO-PH International's corporate entity and charter to do business have been revoked. Please promptly file all necessary documents and pay the filing fees due to the Nevada Secretary of State to prevent the shareholders of VDO-PH International from losing the value of their interests in VDO-PH International.

Second, VDO-PH International has not held the required annual meeting of shareholders for several years. As a result, my client and the other shareholders have been improperly excluded from the administration of the business and the election of officers and directors. Please promptly notice and hold an annual meeting of the shareholders as required by Nevada law.

If you do not promptly remedy the foregoing problems, then we will take your failure to act as confirmation that you, the officers and directors of VDO-PH International have abandoned VDO-PH International and we will take action to remedy this situation and restore value to VDO-PH International pursuant to NRS 78.347.

Very Truly Yours,

Peter L. Chasey, Esq.

cc: David Lazar, Manager
Custodian Ventures, LLC (via email only)

CHASEY LAW OFFICES

PETER L. CHASEY, ESQ.
3295 N. FORT APACHE RD., STE. 110
LAS VEGAS, NEVADA 89129
TEL. (702) 233-0393
FAX (702) 233-2107
PETER@CHASEYLAW.COM

June 19, 2019

VIA CERTIFIED U.S. MAIL

Officers and Directors
VDO-PH International
2700 E. Sunset Road, Bldg. B, Suite 18
Las Vegas, NV 89120

Re: Shareholder's Demand for Compliance with Nevada Law

Dear Officers and Directors of VDO-PH International:

As counsel for Custodian Ventures, LLC, a stockholder in VDO-PH International, a Nevada Corporation, I have been directed to request that you, as the officers and directors currently listed with the Nevada Secretary of State, promptly bring VDO-PH International into compliance with Nevada law.

First, VDO-PH International, Inc. has not filed the necessary documents or paid the necessary filing fees with the Nevada Secretary of State. As a result, VDO-PH International's corporate entity and charter to do business have been revoked. Please promptly file all necessary documents and pay the filing fees due to the Nevada Secretary of State to prevent the shareholders of VDO-PH International from losing the value of their interests in VDO-PH International.

Second, VDO-PH International has not held the required annual meeting of shareholders for several years. As a result, my client and the other shareholders have been improperly excluded from the administration of the business and the election of officers and directors. Please promptly notice and hold an annual meeting of the shareholders as required by Nevada law.

If you do not promptly remedy the foregoing problems, then we will take your failure to act as confirmation that you, the officers and directors of VDO-PH International have abandoned VDO-PH International and we will take action to remedy this situation and restore value to VDO-PH International pursuant to NRS 78.347.

Very Truly Yours,

Peter L. Chasey, Esq.

cc: David Lazar, Manager
Custodian Ventures, LLC (via email only)

From: David Lazar <david@activistinvestingllc.com>
Sent: Wednesday, June 19, 2019 3:15 PM
To: vdo-phemail@vdo-ph.com
Cc: Peter Chasey; Shannon Bernosky
Subject: Concerned Shareholder of VDO-PH International

To the Board of VDO-PH International

I am a shareholder and I need the officers and directors to get the company reinstated with the Nevada Secretary of State and I need you to set and hold a shareholders meeting. When do you think you will be able to get that done?

By the way I called 702 570 7700 (only number which I found on line which might possible be associated with the company. Reached a company directory for video phone entertainment, selected the IR/investor relations department, was put on hold for a number of minutes, then was sent to voicemail, was informed voicemail box was full and can no longer accept new messages.

Thank you, David Lazar

EXHIBIT 3

VDO-PH INTERNATIONAL

Business Entity Information

Status:	Revoked	File Date:	4/8/2010
Type:	Domestic Corporation	Entity Number:	E0161032010-3
Qualifying State:	NV	List of Officers Due:	4/30/2014
Managed By:		Expiration Date:	
NV Business ID:	NV20101257468	Business License Exp:	4/30/2014

Additional Information

Central Index Key:	0001499355

Registered Agent Information

Name:	MARLAN MATSON	Address 1:	10175 SPENCER ST.
Address 2:	#2026	City:	LAS VEGAS
State:	NV	Zip Code:	89183
Phone:		Fax:	
Mailing Address 1:		Mailing Address 2:	
Mailing City:		Mailing State:	NV
Mailing Zip Code:			
Agent Type:	Noncommercial Registered Agent		

Financial Information

No Par Share Count:	0	Capital Amount:	$ 200,000.00
Par Share Count:	200,000,000.00	Par Share Value:	$ 0.001

– Officers

☐ Include Inactive Officers

President - GLENN E GELLER

Address 1:	2700 E. SUNSET RD. STE 18	Address 2:	
City:	LAS VEGAS	State:	NV
Zip Code:	89120	Country:	USA
Status:	Active	Email:	

Secretary - GLENN E GELLER

Address 1:	2700 E. SUNSET RD. STE 18	Address 2:	
City:	LAS VEGAS	State:	NV
Zip Code:	89120	Country:	USA
Status:	Active	Email:	

Treasurer - GLENN E GELLER

Address 1:	2700 E. SUNSET RD. STE 18	Address 2:	
City:	LAS VEGAS	State:	NV
Zip Code:	89120	Country:	USA

Status:	Active	Email:	

Director - GLENN E GELLER			
Address 1:	2700 E. SUNSET RD. STE 18	Address 2:	
City:	LAS VEGAS	State:	NV
Zip Code:	89120	Country:	USA
Status:	Active	Email:	

Actions\Amendments

Action Type:	Articles of Incorporation		
Document Number:	20100225989-38	# of Pages:	1
File Date:	4/8/2010	Effective Date:	

Initial Stock Value: Par Value Shares: 100,000,000 Value: $ 0.001 No Par Value Shares: 0 -- Total Authorized Capital: $ 100,000.00

Action Type:	Initial List		
Document Number:	20100487404-10	# of Pages:	1
File Date:	7/1/2010	Effective Date:	

(No notes for this action)

Action Type:	Annual List		
Document Number:	20110334657-52	# of Pages:	1
File Date:	5/3/2011	Effective Date:	

11-12

Action Type:	Amendment		
Document Number:	20110592599-03	# of Pages:	2
File Date:	8/11/2011	Effective Date:	

Previous Stock Value: Par Value Shares: 100,000,000 Value: $ 0.001 No Par Value Shares: 0 -- Total Authorized Capital: $ 100,000.00 New Stock Value: Par Value Shares: 200,000,000 Value: $ 0.001 No Par Value Shares: 0 -- Total Authorized Capital: $ 200,000.00

Action Type:	Annual List		
Document Number:	20120349932-25	# of Pages:	1
File Date:	5/17/2012	Effective Date:	

12-13

Action Type:	Annual List		
Document Number:	20130304382-46	# of Pages:	1
File Date:	5/6/2013	Effective Date:	

(No notes for this action)

EXHIBIT 4

Portfolios

Portfolios | Watch Lists | Orders | Transaction History Balances

Help Print Download Refresh (as of 07/10/19 04:04 PM ET)

Partnership / LLC / LLP -9062

Show more...

Positions Performance & Value Margin Gains & Losses Analysis Estimated Income

All Positions > Filters Customize Views Edit Lots Reset Sort

Symbol	Actions	Last Price $	Change $	Change %	Qty #	Price Paid $	Day's Gain $	Total Gain $	Total Gain %	Value $
VDPH	Trade	0.006	-0.002	-25.00%	172,668	0.00777	-345.34	-316.50	-23.40%	1,036.01

EXHIBIT 5

ORDR
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of	) CASE NO.:
	) DEPT NO.:
VDO-PH INTERNATIONAL, a Nevada Corporation,	)
	) **ORDER APPOINTING CUSTODIAN**
(Petition of Custodian Ventures, LLC),	) **[NRS 78.347(1)(B)]**
	)

THE COURT, having considered Petitioner, CUSTODIAN VENTURES, LLC's Motion for Appointment of Custodian for VDO-PH INTERNATIONAL, proper notice having been given to the officers and directors of VDO-PH INTERNATIONAL pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1. Petitioner CUSTODIAN VENTURES, LLC is hereby appointed custodian of VDO-PH INTERNATIONAL.

2. CUSTODIAN VENTURES, LLC is hereby authorized to take all reasonable and prudent actions on behalf of VDO-PH INTERNATIONAL including but not limited to appointing interim officers and directors, negotiating and compromising debt, executing contracts and other agreements,

authorizing and issuing new shares of stock, and authorizing new classes of stock, and initiating litigation in the name of VDO-PH INTERNATIONAL.

3. CUSTODIAN VENTURES, LLC shall revive and/or reinstate VDO-PH INTERNATIONAL with the Nevada Secretary of State.

4. CUSTODIAN VENTURES, LLC shall provide reasonable notice to all shareholders of record of a shareholders meeting to be held after this Order is entered, and that the shareholders who attend such meeting, whether in person or by proxy, shall constitute a quorum sufficient for all purposes of the meeting.

5. The record transfer agent for VDO-PH INTERNATIONAL is hereby authorized and directed to cooperate with CUSTODIAN VENTURES, LLC concerning the shareholder list for VDO-PH INTERNATIONAL.

6. CUSTODIAN VENTURES, LLC shall file an amendment to the Articles of Incorporation for VDO-PH INTERNATIONAL with the Nevada Secretary of State containing the following disclosures and statements:

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning CUSTODIAN VENTURES, LLC, or its affiliates or subsidiaries.

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that VDO-PH INTERNATIONAL comply with Chapter 78 of the Nevada Revised Statutes.

(c) A statement that as Custodian, CUSTODIAN VENTURES, LLC, is authorized to continue the business of VDO-PH INTERNATIONAL for the benefit of the corporation and its shareholders.

(d) A statement that CUSTODIAN VENTURES, LLC will reinstate VDO-PH INTERNATIONAL's charter to do business in the State of Nevada.

(e) Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

7. That while the custodianship remains active, CUSTODIAN VENTURES, LLC, every three (3) months or such other period that the Court determines, the custodian shall report to this Court concerning the actions taken by the custodian.

IT IS SO ORDERED.

Dated this _____ day of ________________, 2019.

____
DISTRICT COURT JUDGE

Respectfully Submitted by:

CHASEY LAW OFFICES

____

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
(702) 233-0393
Attorney for Petitioner
CUSTODIAN VENTURES, LLC